EXHIBIT 99.1

—Portion of Press Release dated July 16, 2003

Redback Networks Announces Second Quarter 2003 Operating Results

SAN JOSE, Calif.,—(BUSINESS WIRE)—July 16, 2003—Redback Networks Inc. (Nasdaq: RBAK—news), a leading provider of next-generation networking equipment, today announced its second quarter results for the period ended June 30, 2003. Net revenue for the second quarter of 2003 was $22.2 million, compared with $29.5 million for the first quarter of 2003 and $40.1 million for the second quarter of 2002.

GAAP net loss for the second quarter of 2003 was $ 51.0 million or $ 0.28 per share compared to a GAAP net loss of $65.1 million or $0.40 per share in the second quarter of 2002. Non-GAAP net loss for the second quarter of 2003 was $26.3 million or $0.15 per share compared to a non-GAAP net loss of $26.4 million or $0.16 per share in the second quarter of 2002. Non-GAAP results exclude amortization of intangible assets, restructuring charges, stock-based compensation, realized gain and write-offs of certain investments and certain impairment and inventory charges. See the attached table for a reconciliation of non-GAAP results to our GAAP results.

Redback will discuss these quarterly results in an investor conference call today at 1:45 p.m. PST. The conference telephone number is 847-619-6342. A replay of the conference call will be available at 4 p.m. PST. Replay information will be available at 630-652-3000, access code: 7435687. Information on these calls can also be found on Redback’s Web site, http://www.redback.com, under Investor Center.

About Redback Networks Inc.

Redback Networks enables carriers and service providers to build profitable next-generation broadband networks. The company’s User Intelligent Networks™ (UIN) product portfolio includes the industry-leading SMS™ family of subscriber management systems, and the SmartEdge® Router and Service Gateway platforms, as well as a comprehensive User-to-Network operating system software, and a set of network provisioning and management software.

Founded in 1996 and headquartered in San Jose, Calif., with sales and technical support centers located worldwide, Redback Networks maintains a growing and global customer base of more than 500 carriers and service providers, including major local exchange carriers (LECs), inter-exchange carriers (IXCs), PTTs and service providers.

# # #

REDBACK and SmartEdge are trademarks registered at the U.S. Patent &

Trademark Office and in other countries. SMS is a trademark or service mark of

Redback Networks Inc. All other products or services mentioned are the trademark,

service marks, registered trademarks or registered service marks of their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Redback Networks’ expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based upon information available to Redback Networks as of the date hereof, and Redback Networks assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These risks and other risks relating to Redback Networks’ business are set forth in the documents filed by Redback Networks with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

Non-GAAP Disclosure

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of out current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Net revenue	$22,234	$40,067	$51,724	$80,639
Cost of revenue	13,322	48,341	30,865	73,177

Gross profit (loss)	8,912	(8,274)	20,859	7,462

Operating expenses:
Research and development	16,829	25,107	35,380	47,354
Selling, general and administrative	14,185	23,579	27,680	42,123
Restructuring charges	23,494	1,612	23,494	1,612
Amortization of intangible assets	50	51	133	1,035
Stock-based compensation	287	2,602	650	5,767

Total operating expenses	54,845	52,951	87,337	97,891

Loss from operations	(45,933)	(61,225)	(66,478)	(90,429)
Other expense, net	(5,094)	(3,880)	(9,417)	(9,377)

Net loss	$(51,027)	$(65,105)	$(75,895)	$(99,806)

Net loss per share—basic and diluted	$(0.28)	$(0.40)	$(0.42)	$(0.64)

Shares used in computing net loss per share	180,786	161,992	180,243	157,120

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	June 30, 2003				June 30, 2002
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$22,234	$—		$22,234	$40,067	$—		$40,067
Cost of revenue	12,716	606	(c)	13,322	22,718	25,623	(c,h)	48,341

Gross profit (loss)	9,518	(606)		8,912	17,349	(25,623)		(8,274)

Operating expenses:
Research and development	16,829	—		16,829	20,871	4,236	(g)	25,107
Selling, general and administrative	14,185	—		14,185	19,014	4,565	(g)	23,579
Restructuring charges	—	23,494	(d)	23,494	—	1,612	(d)	1,612
Amortization of intangible assets	—	50	(c)	50	—	51	(c)	51
Stock-based compensation	—	287	(e)	287	—	2,602	(e)	2,602

Total operating expenses	31,014	23,831		54,845	39,885	13,066		52,951

Loss from operations	(21,496)	(24,437)		(45,933)	(22,536)	(38,689)		(61,225)
Other expense, net	(4,758)	(336	)(f)	(5,094)	(3,880)	—		(3,880)

Net loss	$(26,254)	$(24,773)		$(51,027)	$(26,416)	$(38,689)		$(65,105)

Net loss per share—basic and diluted	$(0.15)			$(0.28)	$(0.16)			$(0.40)

Shares used in computing net loss per share	180,786			180,786	161,992			161,992

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, restructuring charges, stock-based compensation, write-off of certain investments and certain impairment and inventory charges.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets.
(d)	Amount represents restructuring charges.
(e)	Amount represents stock-based compensation.
(f)	Amount represents write-off of certain investments.
(g)	Amount represents asset write-downs (principally Optical Transport).
(h)	Amount represents provision for certain excess and obsolete inventory.

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of out current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Six Months Ended
	June 30, 2003				June 30, 2002
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$51,724	$—		$51,724	$80,639	$—		$80,639
Cost of revenue	28,627	2,238	(c)	30,865	46,024	27,153	(c,h)	73,177

Gross profit	23,097	(2,238)		20,859	34,615	(27,153)		7,462

Operating expenses:
Research and development	35,380	—		35,380	43,118	4,236	(g)	47,354
Selling, general and administrative	27,680	—		27,680	37,558	4,565	(g)	42,123
Restructuring charges	—	23,494	(d)	23,494	—	1,612	(d)	1,612
Amortization of intangible assets	—	133	(c)	133	—	1,035	(c)	1,035
Stock-based compensation	—	650	(e)	650	—	5,767	(e)	5,767

Total operating expenses	63,060	24,277		87,337	80,676	17,215		97,891

Loss from operations	(39,963)	(26,515)		(66,478)	(46,061)	(44,368)		(90,429)
Other expense, net	(9,510)	93	(f)	(9,417)	(9,377)	—		(9,377)

Net loss	$(49,473)	$(26,422)		$(75,895)	$(55,438)	$(44,368)		$(99,806)

Net loss per share—basic and diluted	$(0.27)			$(0.42)	$(0.35)			$(0.64)

Shares used in computing net loss per share	180,243			180,243	157,120			157,120

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, restructuring charges, stock-based compensation, realized gain and write-off of certain investments and certain impairment and inventory charges.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets.
(d)	Amount represents restructuring charges.
(e)	Amount represents stock-based compensation.
(f)	Amount represents realized gain and write-off of certain investments.
(g)	Amount represents asset write-downs (principally Optical Transport)
(h)	Amount represents provision for certain excess and obsolete inventory.

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of out current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 30, 2003	December 31, 2002
Assets
Assets:
Cash, cash equivalents and investments (1)	$69,150	$117,779
Accounts receivable, net	12,122	7,746
Inventories	9,552	10,143
Property and equipment, net	40,659	61,475
Goodwill and other intangibles, net	433,776	436,100
Other assets	26,416	27,501

Total assets	$591,675	$660,744

Liabilities and Stockholders’ Equity (Deficit)
Liabilities:
Accounts payable and accrued liabilities	$76,002	$81,204
Deferred revenue	10,476	8,184
Other liabilities	66,698	56,024
Convertible notes and other borrowings	499,693	501,869
Stockholders’ equity (deficit)	(61,194)	13,463

Total liabilities and stockholders’ equity (deficit)	$591,675	$660,744

(1)	Cash, cash equivalents and investments include restricted amounts totaling $31.1 million and $28.3 million as of June 30, 2003 and December 31, 2002, respectively.